P.A. 3866 ASA SA-9-1 FOIA CONFIDENTIAL TREATMENT REQUESTED Supplemental Agreement No. 9 to Purchase Agreement No. 3866 between The Boeing Company and Alaska Airlines, Inc. Relating to Boeing Models 737-8 and 737-9 Aircraft THIS SUPPLEMENTAL AGREEMENT, entered into as of March 30, 2018, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer). WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft); and WHEREAS, Customer has determined that it requires larger aircraft to meet its current and future fleet requirements and has requested that Boeing convert the remainder of its firm Aircraft on order to the larger 737-9 Aircraft which has more seats than the 737-8 and, thus, increased fuel efficiency; from a business perspective Customer has determined this conversion represents a substantial change to the contract; and

Supplemental Agreement No. 9 to Purchase Agreement No. 3866 P.A. 3866 ASA SA-9-2 WHEREAS, Customer has requested Boeing to slide certain Aircraft and [***] Aircraft deliveries and Boeing would like to accommodate this request as well as Customer’s request to purchase 737-9 in place of the 737-8 aircraft. [***] WHEREAS, Customer and Boeing agree to reschedule certain Aircraft, including, where appropriate, changing the model designation from 737-8 to 737-9 to reflect the different aircraft ordered as listed below; Contract Delivery Month Minor Model New Delivery Month Minor Model Manufacturer Serial Number (MSN) [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplemental Agreement No. 9 to Purchase Agreement No. 3866 P.A. 3866 ASA SA-9-3 WHEREAS, Customer and Boeing agree to reschedule certain [***] Aircraft as listed below; Contract Delivery Month Minor Model New Delivery Month Minor Model Lead Time [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows: 1. Purchase Agreement Table of Contents and Tables: Remove and replace, in its entirety, the Purchase Agreement “Table of Contents”, with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 9. Remove, in its entirety, the Purchase Agreement “Table 1A to Purchase Agreement No. PA-03866”, to reflect the changes made in this Supplemental Agreement No. 9. * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplemental Agreement No. 9 to Purchase Agreement No. 3866 P.A. 3866 ASA SA-9-4 Remove and replace, in its entirety, the Purchase Agreement “Table 1B to Purchase Agreement No. PA-03866”, with the revised Table 1B, attached hereto, to reflect the changes made in this Supplemental Agreement No. 9. 2. Letter Agreements. Letter Agreement ASA-PA-3866-LA-09440R1 entitled “[***] Aircraft”, is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA- 09440R2, attached hereto to reflect deferral of certain [***] Aircraft and to reduce the option lead time of certain [***] Aircraft. 3. Advance Payments. Customer agrees that Boeing will retain the pre-paid advance payment excess amount of [***] U.S. Dollars associated with the revisions set forth above. Such amount will continue to be treated under Purchase Agreement as advance payments, except that Boeing will apply such amount, in whole or in part, to future advance payment obligations of Customer as they become due under Purchase Agreement subsequent to the date of this Supplemental Agreement. The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect. * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplemental Agreement No. 9 to Purchase Agreement No. 3866 P.A. 3866 ASA SA-9-5 EXECUTED IN DUPLICATE as of the day and year first written above. THE BOEING COMPANY ALASKA AIRLINES, INC. By: /s/ James Drinkwater By: /s/ Mark Eliasen Its: Attorney-In-Fact Its: Vice President, Finance & Treasurer

TABLE OF CONTENTS

ARTICLES		**SA NUMBER**
Article 1.	Quantity, Model and Description	
Article 2.	Delivery Schedule	
Article 3.	Price	
Article 4.	Payment	
Article 5.	Additional Terms	
TABLE 1		
~~1A~~	~~Aircraft Information Table – 737-8 Aircraft~~	**9**
1B	Aircraft Information Table – 737-9 Aircraft	**9**
EXHIBIT		
A-1.	Aircraft Configuration – 737-8	
A-2.	Aircraft Configuration – 737-9	
B.	Aircraft Delivery Requirements and Responsibilities	
SUPPLEMENTAL EXHIBITS		
AE1.	Escalation Adjustment/Airframe and Optional Features	
BFE1.	BFE Variables	**9**
CS1.	Customer Support Variables	4
EE1.	Engine Escalation, Engine Warranty and Patent Indemnity	
SLP1.	Service Life Policy Components	

P.A. 3866

SA-9
Page 1

BOEING PROPRIETARY

LETTER AGREEMENTS		**SA NUMBER**
ASA-PA-3866-LA-09433R2	Open Matters	6
ASA-PA-3866-LA-09434	Seller Purchased Equipment	
ASA-PA-3866-LA-09435	Spare Parts Initial Provisioning	
ASA-PA-3866-LA-09436	Demonstration Flight Waiver	
ASA-PA-3866-LA-09437	AGTA Matters	
ASA-PA-3866-LA-09438R1	Promotion Support	6
ASA-PA-3866-LA-09439R3	Special Matters – Models 737-8 and 737-9	8
ASA-PA-3866-LA-09440R**2**	[***] Aircraft	**9**
ASA-PA-3866-LA-09441R1	Substitute Aircraft	5
ASA-PA-3866-LA-09442R1	Right to [***]	5
ASA-PA-3866-LA-09443R1	Agreement for [***]	1
ASA-PA-3866-LA-09444	[***]	
ASA-PA-3866-LA-09445R1	Special Matters – [***]	5
ASA-PA-3866-LA-09446R1	Special Matters – [***]	5
ASA-PA-3866-LA-09447	[***] Matters	
6-1162-MVL-030	[***]	6

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. 3866

SA-9
Page 2

BOEING PROPRIETARY

P.A. 3866 SA-9 Page 3 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENTS DATED AS OF: Supplemental Agreement No. 1 .............................................................. March 15, 2013 Supplemental Agreement No. 2 .............................................................. March 25, 2015 Supplemental Agreement No. 3 ................................................................ June 26, 2015 Supplemental Agreement No. 4 ............ ……………………………………March 31, 2016 Supplemental Agreement No. 5 ............. …………………………………October 11, 2016 Supplemental Agreement No. 6………..…………………………….. ... December 19, 2016 Supplemental Agreement No. 7………..………………………………….February 16, 2017 Supplemental Agreement No. 8………..………………………………….March 30, 2018 Supplemental Agreement No. 9………..………………………………….March 30, 2018

Table 1B To Purchase Agreement No. PA-3866 [***] ASA-PA-3866, 60691, 73135, 101461, 108673 Boeing Proprietary Page 1 SA-9 * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-3866-LA-09440R2 SA-9 [***] Aircraft Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 ASA-PA-3866-LA-09440R2 Alaska Airlines, Inc. PO Box 68900 Seattle, WA 98168-0900 Subject: [***] Aircraft Reference: Purchase Agreement No. 3866 (Purchase Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Models 737-8 and 737-9 aircraft (Aircraft) This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement ASA-PA-3866-LA-09440R1 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. Right to [***]. Subject to the terms and conditions contained in this Letter Agreement, [***]. 2. Delivery. The number of aircraft and delivery months are listed in the Attachments to this Letter Agreement. The scheduled delivery position of each [***] listed in the Attachments in three month delivery windows consisting of a nominal delivery month (Nominal Delivery Month) plus or minus one month. [***], Boeing will provide written notice with revised Attachments identifying the scheduled delivery month (Scheduled Delivery Month) for each [***] that has a Nominal Delivery Month in such calendar year. 3. [***] 3.1 [***] 3.2 [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-3866-LA-09440R2 SA-9 [***] Aircraft Page 2 BOEING PROPRIETARY 4. [***] 4.1 [***] 4.2 [***] 4.3 [***] 4.4 [***] 5. [***] 5.1 [***] 5.2 [***] 6. [***] 6.1 [***] 6.2 [***] 6.3 [***] 6.4 [***] 7. Definitive Agreement. [***] 8. [***] [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA-PA-3866-LA-09440R2 SA-9 [***] Aircraft Page 3 BOEING PROPRIETARY 9. Confidential Treatment. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Very truly yours, THE BOEING COMPANY By /s/ James Drinkwater Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: ALASKA AIRLINES, INC. By /s/ Mark Eliasen Its VP/Finance & Treasurer Attachments * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment A-1 To Letter Agreement No. ASA-PA-3866-LA-09440R2 [***] ASA-PA-03866-LA-09440 62010-1O, 108672-1O.TXT Boeing Proprietary Page 1 SA-9 * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment A-2 To Letter Agreement No. ASA-PA-3866-LA-09440R2 [***] ASA-PA-03866-LA-09440_60691-1O, 108673-1O.TXT Boeing Proprietary Page 1 SA-9 * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BUYER FURNISHED EQUIPMENT VARIABLES between THE BOEING COMPANY and ALASKA AIRLINES, INC. Supplemental Exhibit BFE1 to Purchase Agreement Number 3866

ASA PA 3866 Page 2 Supplemental Ex. BFE1 SA 9 BOEING PROPRIETARY BUYER FURNISHED EQUIPMENT VARIABLES relating to BOEING MODELS 737-8 and 737-9 AIRCRAFT This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft. 1. Supplier Selection. Customer will: Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates: Aircraft Model 737-9 Galley System [***] Galley Inserts [***] Seats (passenger) [***] Overhead & Audio System [***] In-Seat Video System [***] Miscellaneous Emergency Equipment [***] Cargo Handling Systems* (Single Aisle Programs only) [***] *For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date. **Actual Supplier Selection dates will be provided when monthly delivery positions are available to customer. * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA PA 3866 Page 3 Supplemental Ex. BFE1 SA 9 BOEING PROPRIETARY Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before ten (10) calendar days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). 2. On-dock Dates and Other Information. On or before nine months prior to each Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC)). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

ASA PA 3866 Page 4 Supplemental Ex. BFE1 SA 9 BOEING PROPRIETARY Preliminary On-Dock Dates: 737-9 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] * Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ASA PA 3866 Page 5 Supplemental Ex. BFE1 SA 9 BOEING PROPRIETARY 3. Additional Delivery Requirements - Import. Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier. http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html